Consolidated Statements of Loss - CAD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
Consolidated Statements of Loss
Revenues	$ 64,046	$ 7,661
Operating expenses
Cost of sales	(56,643)	(7,661)
Other operating cost	(64,355)	(12,919)
General and administrative	(36,837)	(21,655)
Exploration and evaluation, net of tax credits	(515)	(1,197)
Impairment of assets	(140,000)	(121,594)
Operating loss	(234,304)	(157,365)
Accretion expense	(5,761)	(749)
Share of loss of associates	(641)	(1,704)
Gain on change in fair value of warrant liability	25,008
Other income, net	24,944	13,545
Loss before income taxes	(190,754)	(146,273)
Income tax recovery (expense)	(1,706)	12,971
Net loss	$ (192,460)	$ (133,302)
Basic loss per share (in dollars per share)	$ (3.02)	$ (3.03)
Diluted loss per share (in dollars per share)	$ (3.02)	$ (3.03)
Weighted average number of shares outstanding, Basic (in shares)	63,797,504	44,044,538
Weighted average number of shares outstanding, Diluted (in shares)	63,797,504	44,044,538